Exhibit 10.1

THIS SECOND AMENDMENT TO CREDIT , dated as of December 7, 2021 (this “Agreement”) amends that certain Credit Agreement, dated as of December 8, 2020, as amended by that certain Agreement dated as of April 29, 2021 (as the same will be amended hereby and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between, among others, BANK OF MONTREAL as Administrative Agent, (the “Administrative Agent”) FOUR TWENTY CORPORATION as Holdings (“Holdings”) and the Persons named herein as Guarantors.

WHEREAS, Holdings has requested that Lenders agree to certain amendments to the Loan Documents and Lenders are willing to agree to the amendments pursuant to the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the agreements, provisions and covenants herein contained, the parties to this Agreement hereby agree, on the terms and subject to the conditions set forth herein, as follows:

1Definitions. Unless otherwise defined in this Agreement (including the Recitals), capitalized terms used herein shall have the meaning given to them in the Credit Agreement.

2Amendments. With effect from the Effective Date, the Credit Agreement will be amended by:

(a)replacing Section 5.1(a), with:

“(a) (i) within 90 days after the end of each Fiscal Year from and including the Fiscal Year ending May 31, 2021, the reviewed annual financial statements for such Fiscal Year for Holdings and its Subsidiaries, containing a consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income or operations, changes in shareholder’s equity and cash flows (together with all footnotes thereto) of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail, and (ii) within 90 days after the end of each Fiscal Year from and including the Fiscal Year ending May 31, 2022, a copy of the annual audited report for such Fiscal Year for Holdings and its Subsidiaries, containing a consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income or operations, changes in shareholder’s equity and cash flows (together with all footnotes thereto) of Holdings and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and reported on by independent public accountants of nationally recognized standing (without a “going concern” or like qualification, exception or explanation and without any qualification or exception as to scope of such audit (other than any qualification, exception or explanation resulting from the impending maturity of any Indebtedness or any prospective or actual default under any financial covenant set forth in Article VI)) to the effect that such financial statements present fairly in all material respects the financial condition and the results of operations of Holdings and its Subsidiaries for such

Fiscal Year on a consolidated basis in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, together with a reasonably detailed management discussion and analysis with respect thereto;”

(b)replacing Section 5.1(b), with:

“(b) within 60 days after the end of each first, second and third Fiscal Quarter, an unaudited consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Quarter and the related unaudited consolidated statements of income or operations, changes in stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and the then elapsed portion of such Fiscal Year, setting forth in each case in comparative form the figures for (i) the corresponding quarter and the corresponding portion of Holdings’ previous Fiscal Year and (ii) the corresponding quarter as set out in the budget most recently delivered under Section 5.1(f), all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Holdings as presenting fairly in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Holdings and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes, together with a reasonably detailed management discussion and analysis with respect thereto;”.

(c)Schedule 1.1 of the Credit Agreement is hereby deleted and replaced in its entirety with the new Schedule 1.1 attached herein as Exhibit 1 to this Agreement.

3Representations and Warranties. On the date of this Agreement and on the Effective Date, each Loan Party represents and warrants to the Finance Parties that: (a) it has the legal power and authority to execute and deliver this Agreement; (b) the Person executing this Agreement on its behalf has been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof; (c) the execution, delivery and performance by it of this Agreement will not conflict with, result in a violation of, or constitute a default under (i) any provision of its Organization Documents or other instrument binding upon such Loan Party, (ii) any law, governmental regulation, court decree or order applicable to such Loan Party, or (iii) any contractual obligation, agreement, judgment, license, order or permit applicable to or binding upon such Loan Party; (d) this Agreement constitutes a legal, valid and binding obligation of, and is enforceable against, each Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law); (e) after giving effect to this Agreement, no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof, nor will any occur immediately after the Effective Date; (f) no Loan Party has any claim or offset against, or defense or counterclaim to, any

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obligations or liabilities of such Loan Party under any Loan Document; and (g) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier) as of the date when made.

4Effective Date. In this Agreement, “Effective Date” means the date on which the Administrative Agent has received the following documents and other evidence, in form and substance satisfactory to it:

(a)this Agreement, duly executed and delivered by a duly authorized officer of each Loan Party which is a party to it;

(b)there shall exist no Default or Event of Default and all representations and warranties of each Loan Party in the Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier) with the same effect as though such representations and warranties had been made on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier) as of the date when made;

(c)Holdings shall have paid to Administrative Agent (on behalf of the Lenders) an amendment fee in the amount of 0.05% of the total Commitment amount on the Effective Date;

(d)customary written opinions of (i) DLA Piper LLP (US), and (ii) if Aphria is party to any transactions contemplated by this letter at the Effective Date, DLA Piper (Canada) LLP; and

(e)a copy of any other authorization or other document, opinion or assurance which in the Administrative Agent’s commercially reasonable opinion is necessary (if it has notified Holdings accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement or for the validity and enforceability of any Loan Document contemplated by this Agreement.

5Loan Party Waiver. Each Loan Party, by signing below, hereby waives and releases the Finance Parties from any and all claims, offsets, defenses and counterclaims of which such Loan Party is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6Entire Agreement. This Agreement is a Loan Document, and together with the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersedes all oral representations and negotiations and prior writings with respect to the subject matter hereof.

7Effect of Agreement. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, amend, or otherwise affect the rights and remedies of any Finance Party under any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, the Finance Parties expressly reserve, and do hereby expressly reserve, all rights, powers and remedies provided for in the Loan Documents or available by applicable law, whether now or hereafter existing, including, without limitation, all such rights, powers, and remedies available to the Finance Parties based upon an existing default or Event of Default. Nothing herein shall be deemed to entitle a Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the other Loan Documents in similar or different circumstances. This Agreement shall apply and be effective with respect to the matters expressly referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement with such amendments effected hereby. Unless otherwise stated, references to Sections are to sections of the Credit Agreement.

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8Incorporation. Sections 11.5 (b) to (d) (inclusive), 11.6, 11.8 and 11.10 are deemed incorporated into this Agreement with all necessary changes.

9Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof) of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Borrowers:

FOUR TWENTY CORPORATION, a
Delaware corporation, as a Borrower

By:	/s/ Carl Merton
Name: Carl Merton
Title: CFO

SWEETWATER BREWING COMPANY,
LLC, a Georgia limited liability company, as a Borrower

By:	/s/ Carl Merton
Name: Carl Merton
Title: Director

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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SECOND AMENDMENT TO CREDIT AGREEMENT

Guarantors:

FOUR TWENTY CORPORATION, a
Delaware corporation, as a Guarantor

By:	/s/ Carl Merton
Name: Carl Merton
Title: CFO

SWEETWATER BREWING COMPANY,
LLC, a Georgia limited liability company, as a Guarantor

By:	/s/ Carl Merton
Name: Carl Merton
Title: Director

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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SW BREWING COMPANY, LLC, a
Delaware limited liability company, as a Guarantor

By:	/s/ Carl Merton
Name: Carl Merton
Title: Director

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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BANK OF MONTREAL, as a Lender

By:	/s/ Allen Benjamin
Name: Allen Benjamin
Title: Managing Director

By:	/s/ Rohit Lobo
Name: Rohit Lobo
Title: Senior Director

BANK OF MONTREAL, as Swing Line Lender

By:	/s/ Allen Benjamin
Name: Allen Benjamin
Title: Managing Director

By:	/s/ Rohit Lobo
Name: Rohit Lobo
Title: Senior Director

BANK OF MONTREAL, as Issuing Bank

By:	/s/ Allen Benjamin
Name: Allen Benjamin
Title: Managing Director

By:	/s/ Rohit Lobo
Name: Rohit Lobo
Title: Senior Director

BANK OF MONTREAL, as Administrative Agent

By:	/s/ Rohit Lobo
Name: Rohit Lobo
Title: Senior Director

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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By:	/s/ Allen Benjamin
Name: Allen Benjamin
Title: Managing Director

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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TRUIST BANK, as a Lender

By:	/s/ JC Boyanton
Name: JC Boyanton
Title: Senior Vice President

Signature Page to

Second Amendment Letter (BMO/Sweetwater) (2021)

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SECOND AMENDMENT TO CREDIT AGREEMENT

Exhibit 1

Schedule 1.1
Commitment Amounts

Lender	Revolving Commitment	Term Loan A Commitment	Share
Bank of Montreal	$20,000,000[1]	$52,916,666.67	66.67%
Truist Bank	$10,000,000	$26,458,333.33	33.33%
Total	$30,000,000[2]	$79,375,000	100.00%

1	Including Swing Line Commitment of $3,000,000.
2	Including the LC Commitment of $3,000,000 (as well as, for greater certainty, the Swing Line Commitment of $3,000,000).

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